SIMPSON THACHER & BARTLETT LLP

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NEW YORK, N.Y. 10017-3954

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VIA EDGAR AND

FEDERAL EXPRESS

May 10, 2005

Re:	ITC Holdings Corp. —
Amendment No. 1 to
Registration Statement on Form S-1
(Registration No. 333-123657)
(the “Registration Statement”)

H. Christopher Owings

Securities and Exchange Commission

Division of Corporation Finance

450 Fifth Street, N.W.

Mail Stop 03-08

Washington, D.C. 20549

Ladies and Gentlemen:

On behalf of ITC Holdings Corp. (the “Company”), we are submitting by direct electronic transmission for filing under the Securities Act of 1933, as amended (the “Securities Act”), Pre-Effective Amendment No. 1 to the above-referenced Registration Statement of the Company, marked to show changes from the Registration Statement filed on March 29, 2005.

In addition, we are providing the following responses to the comment letter dated April 28, 2005 from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) regarding the Registration Statement.  To assist your review, we have retyped the text of the Staff’s comments below.  Please note that all references to page numbers in our responses are references to the page numbers of Amendment No. 1 to the Registration Statement.  The responses and information described below are based upon information provided to us by the Company.

General

1.                                      We note a number of blank spaces throughout your registration statement for information that you are not entitled to omit under Rule 430A, such as the anticipated price range. Please note that we may have additional comments once you have provided this disclosure.

The Company respectfully informs the Staff that it is still in the process of determining the appropriate price range, as well as a limited amount of other non-Rule 430A information, and as a result is not yet able to include this information in Amendment No. 1 to the Registration Statement.  The Company will include all non-Rule 430A information, including the anticipated price range, in future filings promptly after making such determinations. The Company acknowledges that the Staff will need sufficient time to review this additional information prior to any distribution of preliminary prospectuses.

2.                                      Please file all required exhibits, such as the draft underwriting agreement and the legal opinion, in a timely manner so that we may have adequate time to review them before you request effectiveness of your registration statement.

In response to the Staff’s comment, the Company notes that it has filed all of the exhibits available to date with Amendment No. 1 to the Registration Statement.  The Company acknowledges that the Staff will need sufficient time to review the underwriting agreement prior to the Company requesting effectiveness of the Registration Statement.

Prospectus Summary, page 1

3.                                      As currently drafted, the six page base summary is too long.  The summary should provide a brief overview of the key aspects of the offering and should not merely repeat disclosure appearing elsewhere in the prospectus.  See Item 503(a) of Regulation S-K.  Please revise to significantly reduce the detail, and consider eliminating subsections, in the base summary.  We may have further comment based on your revisions.

The Company has revised the Summary section to reduce detail and to decrease its length in response to the Staff’s comment.

4.                                      Also, as part of your revisions, please ensure that you explain in plain, everyday language what it is you do and how you do it, including how you generate revenues.  This is not clear in the existing summary, due to the length and technical detail.

The Company has revised the disclosure in the Summary section to address the Staff’s comment.

5.                                      Further, as part of your revisions, please reduce the number of defined terms in the forepart of the document. For example, it appears you could eliminate FERC, MISO, DOE, RTO, and PP&E.

In response to the Staff’s comment, the Company has revised the Summary section to eliminate the defined terms FERC, MISO, DOE, RTO and PP&E.

6.                                      Please provide supplemental support for the qualitative and comparative statements contained in the summary and throughout your prospectus.  We note the following examples:

•         Our operating subsidiary, ITC, is the first independently owned and operated electricity transmission company in the United States. — page 1;

•         According to the Edison Electric Institute, transmission investment made by investors-owned utilities declined from $42.3 billion during the 10-year period from 1975 to 1984 — page 2;

•         According to the Electric Power Research Institute, U.S. businesses lose $45.7 billion annually in foregone production due to power outages and another $6.7 billion annually due to power quality issues. — page 2;

•         A recent study by the East Central Area Reliability Council on 345kV lines showed that ITC’s system performed well above the system average of those surveyed. — page 61.

Mark your supplemental support or provide page references in your response to the sections you rely upon for each specific statement.  To the extent you are unable to provide support, please delete the qualitative and comparative statement.  Revise throughout your prospectus as necessary.

In response to the Staff’s comment, the Company advises the Staff that it believes that its subsidiary International Transmission Company (“ITC”) became the first independently owned and operated electricity transmission company in the United States on April 8, 2004, when ITC’s operations control room went “live,” thereby completing the separation of ITC’s transmission assets from the distribution assets of DTE Energy Company (“DTE Energy”, ITC’s predecessor’s parent company) as well as the transition to operating separately from DTE Energy.  While other companies may make the same claim prior to April 8, 2004, the Company believes they cannot do so:

•         American Transmission Company (ATC): ATC is owned by a consortium of utilities that were former owners of the transmission assets in ATC’s service area, Wisconsin investor-owned utilities (“IOUs”).  Furthermore, ATC’s board is currently composed of employees of these same IOUs.  Therefore, ATC cannot claim true independent ownership or independent operation.

•         Michigan Electric Transmission Company (METC): While METC is no longer owned by its original integrated energy company owner, and is independently owned by Trans-Elect, it is a party to an operating agreement with Consumers Energy (a company that owns electricity generation assets) for maintenance, construction and operations that runs through 2006, making METC’s operations not independent.

•         Trans-Elect: Trans-Elect is an independent transmission holding company that invests in transmission projects and transmission operating companies, including METC.  It does not directly own or operate any transmission assets.

Further, Chairman Patrick Henry Wood II of the Federal Energy Regulatory Commission (the “FERC”), in a speech given to 120 electrical power industry and government representatives in 2004 stated:

“International Transmission Company is the first truly stand-alone, independent transmission company in the United States of America, and has accomplished this remarkable goal within its first year of existence. Let it serve as an example as we strive to provide reliable, affordable energy to customers across the country.”

And Commissioner Kelliher stated at the FERC meeting on May 4, 2005 that:

“. .. . I do think the [FERC] has to revisit its policy with respect to independence of transcos.  We’ve already seen that the current transcos, ITC, ATC and others, are a proven vehicle for securing investment in transmission.  In a conference the [FERC] held last month pointed to the very high levels of investment by both ITC and ATC.  Now, ITC, of course, is an independent transco.  ATC is an affiliated transco.”

In response to the balance of the statements referred to in the Staff’s comment, the Company has provided the support requested supplementally as Exhibit A to this letter.

The Offering, page 8

7.                                      Please show us how the stock split of your outstanding shares of common stock will be reflected in your financial statements and how it will affect the dating of the public accounting firm’s report.  Please note that the registration statement cannot be declared effective until such changes have been made.

The Company wishes to inform the Staff that the anticipated stock split of the Company’s outstanding shares of common stock is expected to be declared and approved in the coming weeks. The Company will include the anticipated stock split, and related information, in future filings.  When such disclosure is included, the Company’s fiscal year 2004 financial statements will be reissued with a retroactive restatement of earnings per share. The Company has been advised by Deloitte & Touche LLP, its independent registered public accounting firm, that this reissuance will result in the dual dating of its audit opinion on the Company’s fiscal year 2004 financial statements.

The Company acknowledges that the Registration Statement cannot be declared effective until such changes have been made.

Summary Historical Financial Data, page 10

8.                                      You currently present only historical net income (loss) per share in your tabular disclosure of summary historical financial data while footnote (b) suggests that both historical and pro forma per share data have been presented.  Please clarify.  Additionally, tell us what applicable rules require you to adjust your earnings per share calculation to reflect the sale of shares in this offering, as you state in your disclosure.  Further, you state that pro forma weighted average shares for the purposes of the unaudited pro forma basic net income (loss) per share calculation has been adjusted to reflect the stock split.  On the record date of the split, please revise to adjust the weighted average shares for historical purposes to reflect the stock split.  See paragraph 54 of SFAS 128.

In response to the Staff’s comment, the Company wishes to inform the Staff that, after the anticipated stock split is approved, the Company will revise the Summary Historical Financial Data table to include the disclosure reflecting the effect of the stock split on the weighted average shares for historical purposes in accordance with paragraph 54 of Statement of Financial Accounting Standards 128.  Footnote (b) has been revised accordingly, since no pro forma disclosure is required.  The Company also notes that it has removed the reference to the rules requiring the Company to adjust its earnings per share calculation to reflect the sale of shares in the offering.

9.                                       Your statement that “EBITDA is useful to investors because it is an indicator of a company’s ability to generate cash flows from its operations” suggests that you are presenting EBITDA as a measure of liquidity. As such, identify EBITDA as a non-GAAP measure of liquidity. Additionally, reconcile in tabular format from cash flows from operating activities, rather than net income, to the non-GAAP amount for each period it is presented and present cash flows from operating, investing and financing activities with equal prominence. Finally, provide the disclosures required by Item 10(e) of Regulation S-K each time a non-GAAP measure is presented throughout your filing.  For example, you should provide these disclosures on page 3 where you also present EBITDA.

                                                In response to the Staff’s comment, the Company respectfully informs the Staff that it has not presented, and it does not use, EBITDA as a measure of liquidity.  Rather, the Company uses EBITDA as a single measure to assess its overall financial and operating performance.   Accordingly, rather than identifying EBITDA as a measure of liquidity, the Company has revised the disclosure in footnote (c) on pages 11 and 29-30 to reflect the Company’s use of EBITDA and its belief that this measure is helpful in identifying trends in the Company’s performance because the items excluded have little or no significance to the Company’s day-to-day operations.  This measure is a significant component in the determination of the Company’s annual cash bonus goals.

The Company has also amended the disclosure relating to EBITDA on page 2 of the Registration Statement to comply with the requirements of Item 10(e) of Regulation S-K by referencing the reconciliation appearing in the Summary Historical Financial Data table on page 11.

Risk Factors. page 14

10.                               Please revise your risk factor subheadings to concisely state the specific material risk each risk factor presents to your company or investors and the consequences should that risk factor occur.  Avoid simply referring to a fact about your company or a future event in your subheadings.  Stating that the risk may “adversely affect” your business does not adequately address the potential consequences.  For example, the following risk factor subheadings should be revised accordingly:

•         ITC Holdings is a holding company and is dependent on ITC’s ability to make distributions to it.

•         Our revenues are materially affected by the network load on ITC’s transmission system.

•         Deregulation, increased competition or other issues that adversely affect ITC’s customers could adversely affect our financial results.

•         ITC could be affected by changes in federal energy laws, regulations or policies.

•         Our ability to raise capital may be restricted.

•         We may not be able to pay dividends.

•         Provisions in the Articles of Incorporation and bylaws of ITC Holdings and Michigan corporate law may discourage a takeover attempt.

Please also refer to the risk factor beginning “Provisions of the Articles of Incorporation of ITC Holdings..., which appears on page 22.  As currently drafted, this risk factor subheading is difficult to understand.  Please revise to more clearly and concisely discuss the material risk to investors and the company.

In response to the Staff’s comment, the Company has revised the disclosure on pages 12 through 20 of the Registration Statement in order to more concisely state the specific material risk each risk factor presents to the Company or investors in the risk factor heading.

11.                               Some of your risk factors appear generic because the information could apply to many companies in your industry or even in other industries.  Please revise to specifically indicate how the stated risk applies to your company, or delete these risk factors accordingly:

•         ITC’s operating results fluctuate on a seasonal and quarterly basis, page 16.  For example, describe specifically how your operating results fluctuate in a particular season and discuss whether this seasonal pattern is unique in your industry.

•         An adverse decision in a legal or regulatory proceeding..., page 16. For example, is there a pending litigation against the company?

•         The trading price of our common stock is likely to be volatile, page 22.  For example, will the issuance of convertible securities increase the volatility in your common stock?

In response to the Staff’s comment, the Company has revised the disclosure on pages 13 and 14 of the Registration Statement in order to more specifically indicate how the stated risk applies to the Company, and has deleted the risk factor relating to legal and regulatory proceedings.

ITC’s rates and operations are subject to extensive federal regulation…, page 14

12.                               As currently drafted, the disclosure in this risk factor is too detailed and appears to include multiple risks. Please revise to concisely state the material risk to you and investors. The additional risks addressed in this risk factor should be included under separate subheadings, if considered material.

In response to the Staff’s comment, the Company has revised the disclosure on pages 13 and 14 of the Registration Statement to reduce unnecessary detail and has separated the risks into two separate risk factors.

Use of Proceeds, page 25

13.                               Please revise to clarify the amount of proceeds you will use to repay borrowings under your revolving credit agreement. It is unclear whether the last sentence of the second paragraph represents the total amount of proceeds you will use to make that repayment or whether it is merely the portion attributable to an affiliate.

In response to the Staff’s comment, the Company has revised the disclosure on page 23 of the Registration Statement to clarify that the amount corresponds to total expected repayments from the proceeds of the offering.

Management’s Discussion and Analysis, page 33

Trends and Seasonality, page 35

14.                               Please discuss in greater detail any known trends or uncertainties in the economy and industries in which you conduct business that are reasonably likely to have a material effect on your financial condition or results of operations.  Please see SEC Release No. 33-8350.  For example, we note disclosure indicating that reliability standards have become more specific and stringent in recent years, primarily as a reaction to the August 2003 electrical blackout.  Discuss in greater detail how these enhanced standards will affect your financial condition or results of operations.

In response to the Staff’s comment, the Company advises the Staff that it is not aware of any trends or uncertainties in the economy and industries in the Company’s service territory that are reasonably likely to have a material effect on its financial condition or results of operations.  However, any changes in economic conditions that either increase or decrease the use of ITC’s system to transmit electricity will impact the Company’s revenue for a given year.  This increased or decreased usage is a component of the rate per kW/month to be billed in the following year, as described under the caption “Rate Setting” on page 57 of the Registration Statement.

Additionally, adverse economic conditions could impact ITC’s customers’ ability to pay for its services.

The Company acknowledges that the application of industry reliability standards is becoming more disciplined and as a result these standards are being more stringently applied.  The more stringent application of these standards results in ensuring that the standards and supporting procedures are documented and responsibilities are clarified.  These activities have minimal financial impact on ITC.  ITC also has and continues to apply these standards as a component of its capital investment planning process.  As such, the application of these standards influences capital spending decisions, which do have a significant financial impact.   Capital investment in excess of depreciation will increase the primary driver (property, plant and equipment book value) of ITC’s Attachment O rate structure which also includes a return on its investment, resulting in an increase in revenues.

The Company has included additional information on the FERC’s policy in support of the application of these standards on page 34 of the Registration Statement in order to provide further detail on how the standards may affect the Company’s financial condition and results of operations.

Revenues, page 36

Point-to-Point Revenues, page 36

15.                               We note that you are required to refund 75%, or $12.7 million, of 2004 point-to-point revenues by March 15, 2005 while the remaining 25%, or $4.2 million, will be treated as a revenue credit in the Attachment O calculation for the new rate that takes effect on June 1, 2005.  We also note, based on review of the revenue table on page 37, that you have only reduced revenues for the 75% portion to be refunded.  Please explain to us the distinction between a “refund” and a “revenue credit” and explain your basis for differing accounting treatment.  In doing so, specifically address why you did not record a $4.2 million regulatory liability with a corresponding reduction to revenue for the portion to be treated as a revenue credit.  Also tell us where you recorded the liability for the 75% portion to be refunded.  See paragraph 11.a of SFAS 71.

The Company wishes to advise the Staff that refunds of point-to-point revenues were cash refunds that ITC was required to make based on FERC orders as part of the acquisition of ITC’s transmission system from DTE Energy.  A revenue credit is not a cash refund, rather, it is a component of ITC’s transmission rate calculation, specifically, a reduction in ITC’s revenue requirement under the Attachment O rate setting mechanism.  The point-to-point revenue refunds were accounted for as liabilities, whereas the point-to-point revenues that are not refunded are considered

“revenue credits” in Attachment O, and do not meet the definition of a liability under GAAP or a regulatory liability based on paragraphs 11a. through 11c. of SFAS 71.

The liability for the 75% portion to be refunded is recorded in the line item “Point-to-point revenue due to customers” included in current liabilities in the Company’s consolidated statements of financial position at December 31, 2004.

Liquidity and Capital Resources, page 44

Liquidity, page 44

16.                               The final sentence on page 44 states that “[i]n 2005, [you] expect to pay an aggregate of approximately $   in dividends to [y]our stockholders.”  The actual amount currently is blank.  Please tell us on a supplemental basis that amount.  Please also tell us whether that amount reflects historical earnings or instead represents dividends from earnings you expect to generate going forward in 2005.  The Dividend Policy section is not clear in this regard.  Please be aware that we may have additional comment based upon your response.

In response to the Staff’s comment, the Company supplementally informs the Staff that it intends to make dividend payments on a quarterly basis from earnings generated in future periods. Accordingly, the dividend the Company anticipates paying in 2005 will be paid from earnings generated during 2005. The Company additionally informs the Staff that the Company expects the board of directors to determine the amount of the dividends to be paid in 2005 at a board meeting scheduled for May 10, 2005, after which determination the Company will include the amount of dividends it expects to pay to stockholders in 2005 in future filings.  The Company acknowledges that the Staff will need sufficient time to review the Company’s dividend policy prior to the distribution of preliminary prospectuses.

17.                               We note disclosure in the penultimate paragraph on page 46 stating that you have been authorized by the Federal Energy Regulatory Commission to issue additional debt and/or equity securities in the amount of $50.0 million.  We also note that, as of December 31, 2004, you had $25 million outstanding under your revolving credit agreement.  So that readers may assess your any limits on your sources of liquidity, please disclose the amount of funds you currently are able to raise under the Federal Energy Regulatory Commission order.

In response to the Staff’s comment, the Company has revised the disclosure on page 48 of the Registration Statement to disclose that ITC’s total FERC-approved level of borrowing under its revolving credit agreements is $75 million.  At March 31, 2005, ITC had $54.5 million outstanding under its revolving credit facility, leaving $20.5 million available to be borrowed.  While the FERC does approve the maximum capacity that can be borrowed by ITC, it does not approve individual borrowings under this maximum capacity.  The Company notes that the FERC does not regulate the amount that the Company (ITC Holdings Corp. - the parent company) is permitted to borrow.

Financing Activities, page 46

18.                               Please disclose whether you are currently in compliance with all of your material financial covenants. Please also discuss the anticipated effect, if any, the public offering will have on future compliance with the financial covenants described in this section.

The Company has revised the disclosure on page 49 of the Registration Statement to address the Staff’s comment.

19.                               We note that in July 2004, Standard and Poor’s lowered ITC’s outlook from “stable” to “negative” to recognize ITC’s significant use of cash for its extensive capital and maintenance programs while operating under a rate freeze.  Please clearly discuss the ramifications this lowered rating will have on your operations.  Consider adding a risk factor if appropriate.  If you do not believe a risk factor is appropriate, explain supplementally.

In response to the Staff’s comment, the Company respectfully notes that Standard & Poor’s Ratings Services Inc. raised the Company’s and ITC’s outlook from “negative” to “stable” in March 2005 as a result of, among other things, the end of the rate freeze applicable to ITC through December 2004.  Accordingly, the Company does not believe that a risk factor is appropriate.  The Company has revised the disclosure on page 49 of the Registration Statement to indicate the revision of Standard & Poor’s outlook from “negative” to “stable.”

Reconciliation of PP&E Activity, page 48

20.                               You disclose that you identified certain assets in your February 28, 2003 balance sheet that were not transmission property plant and equipment and should not have been classified as such on your balance sheet.  If this was recorded as a pre-acquisition contingency, tell us specifically when you recorded the adjustment and how you determined you were still within the purchase price allocation period as defined by Appendix F of SFAS 141.  Tell us whether this adjustment is related to the adjustments described in Note 4 on page F-21 and if so, reconcile the amounts.  Further, please provide the journal entries you recorded for all purchase price allocation adjustments recorded subsequent to February 28, 2003.  For all adjustments, tell us if they represent pre-acquisition contingencies.  If so, please explain what information management was waiting to obtain to finalize its purchase price allocation and why such information could not have been reasonably estimated at closing.

The Company wishes to advise the Staff that the transmission property, plant and equipment that should not have been included in the February 28, 2003 balance sheet was not recorded as a pre-acquisition contingency.  As part of the Stock Purchase

Agreement relating to the acquisition of ITC’s transmission system from DTE Energy, ITC and DTE Energy acknowledged that either party may identify ownership discrepancies for the assets that were included in the February 28, 2003 balance sheet. The resolution of ownership discrepancies has continued through 2005 due to the complexities of determining the technical classification of certain property as either transmission or distribution property.  Additionally, it has taken ITC considerable time to review the numerous fixed asset records to identify and resolve any discrepancies in classifying the property.  Further, it has taken DTE Energy considerable time to review the distribution assets it retained to identify items that should be classified as transmission assets.

The amounts described on page 50 of the Registration Statement as “Net reductions of PP&E due to proposed asset settlements with DTE Energy” relate to these ownership discrepancies and are not purchase price allocation adjustments, rather, the return of those assets to DTE Energy represents additional consideration for the purchase.  The difference between the expected amounts to be reimbursed to ITC and net assets transferred back to DTE Energy represents additional consideration paid, or additional purchase price relating to the acquisition of ITC’s transmission system.

The adjustment on page 50 of the Registration Statement is related to the adjustments described in Note 4 on page F-21 of the Registration Statement.  The amount is reconciled as follows:

(amounts in thousands)
Net reduction in gross PP&E due to proposed asset settlements with
DTE Energy	$5,214
Less: net reduction in accumulated depreciation and amortization due to
proposed asset settlements with DTE Energy	2,603
Less: expected reimbursement to ITC for PP&E settlements	1,180
Additional goodwill recorded related to additional purchase price	$1,431

There were no changes to the allocation of the original purchase price recorded subsequent to February 28, 2003.  Therefore, there were no adjustments for pre-acquisition contingencies for which management was waiting for information to finalize its purchase price allocation.

Business, page 59

21.                               It appears that your revenues are generated from various operations, including asset planning, engineering, design and construction, maintenance, and real time operations.  Please disclose the amounts or percentages of total revenue contributed by any class of similar products or services that accounted for 10% or more of total revenues in each of the three years ended December 31, 2003.  Please refer Item 101(c)(1)(i) of Regulation S-K.

In response to the Staff’s comment, the Company notes that ITC’s revenues are primarily derived from providing electricity transmission service to its customers.  These revenues are primarily from network and point-to-point service.  No revenues are derived specifically from asset planning, engineering, design and construction, maintenance and real time operations.  These are the primary day-to-day functions engaged in by ITC in order to operate its business.  However, the costs to perform these functions are included in the determination of the Attachment O rate charged to customers for electricity transmission service.  Accordingly, the Company does not believe that the Registration Statement should be revised in response to the Staff’s comment.

Competition, page 64

22.                               We note the disclosure appearing under this caption that you “effectively ha[ve] no competitors.”  We also note disclosure in the last risk factor on page 15 indicating that “[t]he utility industry has also been undergoing dramatic structural change for several years, resulting in increasing competitive pressures on electric utility companies and we expect that trend to continue for the foreseeable future.”  Please reconcile this disclosure and revise your prospectus as appropriate.

In response to the Staff’s comment, the Company notes that the reference to “competitive pressures” in the risk factor under the caption “Deregulation and/or increased competition may adversely affect ITC’s customers, or Detroit Edison’s customers, which in turn may reduce our revenues” on page 14 refers to pressures on ITC’s primary customer, Detroit Edison, and on Detroit Edison’s customers, and not on ITC itself.  The Company has revised the disclosure in the risk factor to clarify the reference cited by the Staff.

Management, page 66

23.                               Please revise the biography of Edward Rahill to disclose the date when he became your Chief Financial Officer.  See Item 401(b) of Regulation S-K.

In response to the Staff’s comment, the disclosure on page 68 of the Registration Statement has been revised to include the date on which Edward Rahill became the Company’s Chief Financial Officer.

Principal and Selling Stockholders, page 78

24.                               Disclosure throughout your prospectus indicates that a selling shareholder will be selling common stock in this offering; however, there is no selling shareholder listed in the table.  Please identify the selling shareholder(s) in your next pre-effective amendment.

In response to the Staff’s comment, the Company informs the Staff that the selling stockholder in the offering will be International Transmission Holdings Limited Partnership.  The Company respectfully notes that the selling stockholder is named in the column on the left of the table on page 80 under the caption “Principal and Selling Stockholders” and that the number of shares of common stock to be sold by the selling stockholder will be included under the column titled “Shares of Common Stock Being Sold in the Offering” in that table.

Certain Relationships and Related Party Transactions, page 80

Management, Consulting and Financial Services Letter Agreements, page 81

25.                               We note that you have entered into agreements with KKR and Trimaran Fund Management, L.L.C. to provide management, consulting and financial services to you.  Please disclose whether the terms of the agreements, including the related fees, are no less favorable than those that the company could have obtained from unaffiliated third parties.

In response to the Staff’s comment, the Company has revised the disclosure on page 83 of the Registration Statement to clarify that the terms of the referenced agreements are no less favorable than those that International Transmission Holdings Limited Partnership and ITC could have obtained from unaffiliated third parties.

26.                               Further, we note you state that “[t]he agreements also contain provisions for additional fees for future, mutually agreed-upon services.”  Please revise to summarize the material terms of those provisions.

In response to the Staff’s comment, the Company notes that specific future services are not enumerated in the agreements; however, the Company has revised the disclosure on page 83 of the Registration Statement to summarize the types of services which might be provided in the future.

Underwriting, page 98

27.                               We note that you will have a directed share program for your officers, directors, employees and certain other persons associated with you.  On a supplemental basis, tell us the mechanics of how and when these shares will be offered and sold to persons in your directed share program.  For example, please explain to us how you will determine the prospective recipients of reserved shares, particularly those you refer to as “certain other persons associated with you.”  Tell us when and how they will indicate their interest in purchasing shares.  Also, please tell us how and when you and the underwriters will contact the directed share investors, including the type(s) of communication you will use.  When will the shares and money be exchanged?  When do purchasers become committed to purchase their units?  How and when will the number of units be determined?  We may have further comment upon receipt of your supplemental response.

In response to the Staff’s comment, the Company is supplementally providing the Staff with information on the procedures that will be followed in connection with the directed share program (the “Program”).  The Company has been advised by Credit Suisse First Boston, LLC that Kristina Wyatt, Special Counsel in the Office of Chief Counsel of the Division of Corporation Finance of the Commission, has previously reviewed the procedures discussed in this response.

The Company and Credit Suisse First Boston, LLC or its affiliates (“CSFB”) will work together to implement the Program.  The Program is part of the underwritten offering.  The procedures for the Program do not differ materially from the procedures for the general underwritten offering.  Generally, the only differences are:

•         Communications that would customarily be made via telephone in the general offering context are made to Program participants in writing or online with their authorization;

•         Program participants must open new accounts with CSFB if they do not already have them; and

•         Program participants will be provided with a “Frequently Asked Questions” information sheet to assist them in evaluating whether to participate in the Program.

The allocation of the shares to Program participants is determined by the Company, and the mechanics of selling the shares is handled by CSFB, as underwriter. The Company will identify a list of directors, officers, employees, employees’ friends and families, contractors and vendors’ employees who will be entitled to purchase shares in the Program (along with their names, home and email addresses, telephone numbers, tax identification information, and positions and names of employers) and will provide that list to CSFB.  At this time, no indications of interest are being taken.  Once the preliminary prospectus relating to the underwritten offering has been printed, an invitation package (available online, via regular or overnight mail or facsimile) will be made available or sent to each person listed by the Company explaining that CSFB is facilitating the Program, attaching a preliminary prospectus and the other Program documentation.  Each of the documents (other than the preliminary prospectus) contains language that is permitted by Rule 134 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended.  If a person is interested in participating, that person completes the required documentation (which includes an IPO Certification form pursuant to NASD Rule 2790) and returns it to CSFB (via regular or overnight mail or facsimile) so that CSFB can open an account to receive the shares once allocated.  Online participants as well as participants utilizing the manual paper process must return manually signed New Account Opening Documents and the IPO Certification form to the address to which they are directed in the materials. There is no pre-funding or account-funding requirement; CSFB will not accept funds from any Program participant until after the Registration Statement is declared effective, the initial public offering is priced, and the Program participants are notified of their final allocation and given an opportunity to confirm that they wish to purchase the shares allocated to them.  After the Registration Statement has been declared effective and the initial public offering is priced, the Company and CSFB will prepare a final approved list of allocations.  CSFB notifies each person verbally or by email who has been allocated shares of the number of shares that have been allocated and the total purchase price due upon confirmation of their indication of interest.  Participants then wire transfer their funds or send checks to CSFB.  Shares are allocated following pricing and settle in the same manner as the shares sold to the general public.

Electronic Distribution, page 101

28.                               Please specifically identify members of the underwriting syndicate that will engage in the electronic offer, sale or distribution of the shares and describe their particular procedures to us supplementally.  In addition, please tell us whether you or the underwriters have any arrangements with a third party to host or access your preliminary prospectus on the Internet.  If so, identify the party and the website, describe the material terms of your agreement, and provide us with a copy of any written agreement.  Also provide us with all information concerning your company or prospectus that has appeared on their website.  If you subsequently enter into such arrangements, promptly supplement your response.

                                                In response to the Staff’s comment, the underwriters have advised the Company as follows:

                                                Lehman Brothers Inc.

Lehman Brothers Inc. or its affiliates (“Lehman”) has advised the Company that Lehman may engage in the electronic offer, sale or distribution of the shares and that, in each case, those activities will be conducted in accordance with procedures previously cleared by the Staff.  One or more of the other members of the underwriting syndicate may engage in an electronic offer, sale or distribution of shares (and may make a prospectus in electronic form available on the website that they maintain or may distribute prospectuses electronically).  At the time Lehman sends out invitations to participate in the offering to additional potential syndicate members, the firms that will be invited must accept the invitation on the basis that they will not engage in any electronic offer, sale or distribution of shares, or if they do engage in those activities, that they will do so only on the basis that the procedures that these firms use for electronic offers, sales or distributions previously have been cleared by the Staff.

The Company has been further advised by Lehman that each member of the syndicate of this offering will be an established firm, a registered broker/dealer and an NASD member.  However, due to the nature of the syndicate process, the final syndicate list and allocations of shares will not be made until the day of pricing.  Shortly after the Registration Statement is declared effective, pricing information is determined and communicated to those firms that have expressed an interest in becoming syndicate members.  After a relatively short period, in which these invitees can decline to participate in the syndicate on the negotiated terms, the final syndicate is established and allocations of shares are made.  Prior to that time, Lehman will only know who has been invited to join the syndicate, but not the final composition of the syndicate or the allocation of the shares.  Therefore, Lehman does not have an opportunity to make inquiry of the individual firms that will ultimately comprise the syndicate until after the relevance of their plans, if any, for Internet distribution has become moot by the declaration of effectiveness of the Registration Statement.

Lehman does not intend to use any forms of prospectus other than printed prospectuses.  It is possible, however, that an electronic prospectus may be posted by any member of the underwriting syndicate.  Lehman has advised the Company that none of the agreements Lehman has with the other underwriters contractually limits the ability of those underwriters to make such a posting.  Since Lehman will not know the final composition of the syndicate until after the Registration Statement is declared effective, Lehman has also advised the Company that it does not know which, if any, members of the syndicate (with the exception of CSFB, as discussed below) may place a prospectus online or how they might choose to do so.

Lehman has informed the Company that it currently has no arrangement with a third party to host or access the preliminary prospectus on the Internet.  However, Lehman may conduct an “electronic road show” for the purpose of providing access to the road show to institutional investors who cannot, or elect not to, attend road show meetings in person. If an electronic road show is used by the underwriters, a preliminary prospectus will be accessible via the Internet in accordance with the road show vendor’s customary procedures.  Lehman typically outsources electronic road shows to Net Road Show and, accordingly, each electronic road show is subject to the applicable Commission no-action letter criteria, including password protection and prospectus accessibility.  Lehman does not have a written agreement in place with Net Road Show.  While an electronic road show may be provided, no specific arrangements for an electronic road show with respect to this offering have been made.

Credit Suisse First Boston, LLC

CSFB has informed the Company that (except in connection with the Directed Share Program) it does not intend to engage in the electronic sale or distribution of the shares.

CSFB has informed the Company that it plans to post the preliminary prospectus and the final prospectus on the “Equity New Issues US” portion of its external website.  Please note, however, that CSFB will not rely on such availability to satisfy its prospectus delivery requirements.  The procedures employed in connection with CSFB’s electronic website posting of the prospectus were reviewed by the Staff in connection with the Google Inc. initial public offering dated August 18, 2004, as well as the Spirit Finance initial public offering dated December 15, 2004.  Moreover, screen shots of both the posting of the Google preliminary prospectus and the Spirit Finance preliminary prospectus on the “Equity New Issues US” portion of CSFB’s external website were cleared by the Staff.  Neither CSFB’s procedures with respect to “Equity New Issues US” nor the appearance of the screen shots have changed since they were cleared by the Staff in the aforementioned transactions.

Other than with respect to electronic road shows conducted in compliance with Commission no-action letters (as discussed above), CSFB has not, and the underwriters have not, made any arrangements with a third party to host or access the preliminary prospectus on the Internet.

Morgan Stanley & Co. Incorporated

Morgan Stanley & Co. Incorporated (“Morgan Stanley”) has advised the Company that it does not intend to engage in the electronic offer, sale or distribution of the shares, or to use any means of distributing or delivering the prospectus other than by hand or the mails, or to use any forms of prospectus other than printed prospectuses.

Other than with respect to electronic road shows conducted in compliance with Commission no-action letters (as discussed above), Morgan Stanley has not, and the underwriters have not, made any arrangements with a third party to host or access the preliminary prospectus on the Internet.

Legal Matters, page 102

29.                               We note that “certain legal matters” will be passed upon by Simpson Thatcher & Bartlett LLP.  Please tell us the “certain legal matters” to which you refer, as it does not appear to relate to Exhibit 5.1 legality opinion Dykema Gosset PLLC will issue.  We remind you that if Simpson Thatcher & Bartlett LLP is acting as an expert for disclosure in the prospectus, then the relevant disclosure must be identified and counsel must file a consent.  In a related regard, it appears Stuntz, Davis & Staffier, P.C. is acting as an expert for disclosure relating to regulatory matters and therefore should file a consent.

In response to the Staff’s comment, the Company notes that, as special counsel to the Company, Simpson Thacher & Bartlett LLP will render a customary opinion delivered in connection with an initial public offering.  Such opinion will opine on such matters as whether the transactions contemplated by the underwriting agreement conflict with New York state law, whether the Company is required to register as an investment company under the Investment Company Act of 1940 and similar matters.  Simpson Thacher & Bartlett LLP is not acting as an expert for disclosure in the prospectus and, accordingly, the Company does not believe that Simpson Thacher & Bartlett LLP is required to file a consent.

The Company also notes that Stuntz, Davis & Staffier, P.C. is acting as special counsel to the Company with respect to federal regulatory matters relating to the offering in that they have prepared and filed, on behalf of the Company, an application to the FERC in connection with the offering.  However, Stuntz, Davis & Staffier, P.C. is not acting as an expert for disclosure in the prospectus and, accordingly, the Company does not believe that that firm is required to file a consent.

Statements of Cash Flows — Year Ended December 31, 2002 and Two-Month Period Ended February 28, 2003, page F-5

30.                               Please explain the nature of the line item “Cash effect of assets and liabilities transferred to DTE Energy.”  In doing so, explain why this represents a financing activity.  Finally, we note that for the year ended December 31, 2002, you have $(4,339) recorded as “Net short-term borrowing from DTE Energy.”  However, in the table on page 45, you have recorded such amount as “Cash effect of assets and liabilities transferred to DTE Energy.”  Please revise for consistency or advise why such presentation is not inconsistent.

In response to the Staff’s comment, the Company wishes to advise the Staff that on February 28, 2003, prior to the sale of the transmission assets of ITC, all DTE Energy affiliate receivable and payable balances and current federal and state taxes, were settled with or assigned to DTE Energy. Accordingly, the net cash outflow of all such transactions was recorded as a member distribution of $36.8 million. Distributions are recorded in the financing activities in the statement of cash flows in accordance with paragraph 20 of Statement of Financial Accounting Standards 95 — Statement of Cash Flows. The nature of this transaction is disclosed in Note 4 on page F-10 of the Registration Statement.

The Company notes that the presentation in the table on page 46 of the Registration Statement was incorrect and has been revised for consistency.  In the future, the

Company will use the correct description of “Net short-term borrowing from DTE Energy.”

Note 1. Organization and Basis of Presentation, page F-6

31.                               Please tell us the business reason(s) you elected to retain your federal tax status, which we assume is Subchapter C of the Internal Revenue Code, when you converted to an LLC.  If our assumption is incorrect, explain the tax election.  It further appears that you were included with DTE’s consolidated tax return based on your payments to DTE on page F-5.  Explain to us how inclusion as part of a consolidated return factors into your pre-February 28, 2003 tax structure.

The Company informs the Staff that Predecessor ITC retained its federal income tax status as a Subchapter C Corporation under Sec. 368(a)(1)(F) of the Internal Revenue Code.  Retention of Subchapter C status permitted consolidation in the DTE Energy consolidated tax return through the date of sale.  Subchapter C status was required for the seller to elect to step up the tax basis of the assets to their fair market value on the date of sale under Sec. 338(h)(10) of the Internal Revenue Code, as agreed to by the parties. Sec. 338(h)(10) was elected in this instance to treat the sale of a legal entity subject to Subchapter C as an asset sale for federal income tax purposes in order to step up the tax basis of the assets for the buyer.

Note 1. Organization and Basis of Presentation, page F-17

32.                               It is not clear which of the merging companies is ITC.  We assume the survivor, ITC, is the LLC as opposed to the merger sub corporation.  If so, you may want to indicate the merger sub was merged into Predecessor ITC.  If the operating entity was not the survivor, please explain the legal, tax or other rationale for the reverse triangular structure.  If you believe existing disclosure indicates which entity is the survivor, please explain.

The Company clarifies for the Staff that, when the Company initially acquired ITC, it was a limited liability company called “International Transmission Company, LLC”.  Immediately upon the acquisition of this entity, it was merged into ITC Holdings Merger Sub, Inc., with the merger sub as the surviving entity.  ITC Holdings Merger Sub, Inc. was then renamed International Transmission Company (which is referred to throughout the Registration Statement as “ITC”).  ITC, the renamed and surviving entity, is the current operating subsidiary of the Company.  The Company has revised the disclosure on page F-17 to clarify this transaction.

In response to the Staff’s comment, the Company supplementally informs the Staff that it was preferable for the Company’s operating subsidiary to be a corporation (instead of a limited liability company) for regulatory purposes.   Specifically, the

use of a corporate entity permitted ITC to utilize a Michigan law that restricted the power of eminent domain to electric and gas corporations.  The Company was advised by its Michigan counsel that under Michigan law, a limited liability company could not merely convert into a corporation, but instead was required to use a reverse merger structure in which the limited liability company merges into an existing corporation.  For that reason, the Company structured the merger so that the surviving entity would be a corporation.

Note 4. Acquisitions and Dispositions, page F-22

33.                               We note from your summary of fair value allocation of purchase price that approximately 28% of the purchase price was allocated to goodwill.  Please supplementally provide the predecessor amounts for each of the captions included in the summary. Please specifically explain the reason(s) for the amount of fair value adjustment to property plant and equipment.  While we note that such assets will earn a return, we further note that such return represents a higher incentive rate of return than what is normal for transmission related assets.  Accordingly, we do not believe discounting cash flows relating to recovery of property plant and equipment, and other rate-base items, should be performed at the 13.88% allowed incentive rate of return.  Furthermore, given the growth prospects, nature of the pricing process and the fact that it was an acquisition as opposed to a merger with potential synergies, it is not clear what the goodwill represents.  Finally, to the extent an exhaustive effort was undertaken to identify all possible intangibles, indefinite-lived or otherwise, please explain that process to the staff and describe the results of such effort including what the residual represents.  If such a process was not undertaken, we may have further substantive comment.  On a related note, tell us your tax authority for the deductibility of goodwill for federal income tax purposes.

                                                In response to the Staff’s comment, the Company is supplementally providing the schedule below, which presents a comparison of amounts included in Note 4 on pages F-21 to F-22 and predecessor amounts.

(amounts in thousands)	Successor Amounts	Predecessor Amounts
Current assets	$14,449	$12,460
Property, plant and equipment (net)	433,536	390,457
Other regulatory assets	5,883	9,463
Regulatory assets - acquisition adjustment	60,602	—
Total assets acquired	514,470	412,380

Current liabilities	(231)	(863)
Regulatory liabilities	(45,227)	—

Other liabilities	(11,775)	(60,602)
Total liabilities assumed	(57,233)	(61,465)

Net assets acquired	457,237	350,915
Goodwill	176,039	—
Acquisition price, including transaction costs	$633,276

As disclosed in Note 4 — Acquisitions and Dispositions, Property, Plant and Equipment (net) (“PP&E”) was recorded at cost in the successor February 28, 2003 balance sheet. The fair value of rate-regulated PP&E was considered to be equivalent to book value since book value represents the amount that will be recoverable through regulated rates and the amount for which ITC will earn a return. The discount rate assumed was less than ITC’s 13.88% return on equity and represents a normal overall regulated rate of return.  Accordingly, there were no fair value adjustments made to PP&E in arriving at the successor amounts.

However, the presentation of the predecessor amounts in the Company’s financial statements differs from the audited February 28, 2003 financial statements. The difference from the predecessor values was a result of reclassifying accrued asset removal costs from accumulated depreciation to regulatory liabilities.  It is the Company’s understanding that the Staff’s position is that, subsequent to the adoption of Statement of Financial Accounting Standards 143 — Accounting for Asset Retirement Obligations (“SFAS 143”), accruals for cost of removal that do not meet the criteria for recording an asset retirement obligation under SFAS 143 should be recorded as a regulatory liability, assuming the provisions of Statement of Financial Accounting Standards 71 — Accounting for the Effects of Certain Types of Regulation (“SFAS 71”) are met.  The predecessor balance sheet included such a liability as part of accumulated depreciation in the PP&E line item in the amount of $45,227,000.  In accordance with the Staff positions described above, SFAS 143 and SFAS 71, this amount was reclassified to the Regulatory liabilities line item in the Company’s opening balance sheet.  There was an additional net difference from the predecessor PP&E in the amount of $2,268,000 due to certain electric distribution assets inadvertently being included and certain electric transmission assets inadvertently being excluded in the predecessor February 28, 2003 balance of PP&E, as noted in the Company’s response to comment 20 above.

Another significant difference between the predecessor and successor balance sheets is that the predecessor recorded a Deferred tax liability of $60,602,000 in the Other liabilities line item, based on the net difference between the tax basis and the book carrying amount of the predecessor’s assets and liabilities.  This liability did not exist for the successor company due to the Company’s 338(h)(10) election in which the tax basis of the net assets of the successor company equaled the book carrying amount.

An asset on the predecessor balance sheet that did not exist on the successor balance sheet is a Regulatory asset — acquisition adjustment.  This regulatory asset resulted from the February 20, 2003 FERC order, Docket Nos. EC03-40-000 and ER03-343-000, approving the acquisition. In its order, the FERC permitted $60,602,000 of the cost of the acquisition to be recovered in future rates.  Under the FERC order, for 20 years after the acquisition, the Company will include approximately $3,000,000 annually of amortization expense in allowable costs in determining the rates to be charged to customers.

Other line items changed in value primarily because various assets and liabilities included in the predecessor February 28, 2003 balance sheet were retained and assumed by DTE Energy.  In addition, various assets and liabilities arose as a result of the acquisition, but were not included in the predecessor balance sheet.  For example, the Company assumed a defined benefit pension liability for those former Detroit Edison employees who were hired by the Company.  These items were recorded in the successor balance sheet.

As noted in the Staff’s comment, goodwill accounted for 28% of the purchase price including closing costs. The Company agreed to pay DTE Energy approximately 1.8 times book value for the business.  In accordance with Statement of Financial Accounting Standards 141 — Business Combinations (“SFAS 141”) and SFAS 71, the purchase price was allocated to the assets and liabilities assumed.  Since assets and liabilities were recorded at book value, with the differences described in the preceding paragraphs, and the purchase price was greater than those net identifiable tangible and intangible assets, there was a resulting difference.  This difference was recorded as Regulatory assets — acquisition adjustment of $60,602,000 and Goodwill of $176,039,000.

Conceptually, the goodwill amount represents several items:

•         The value of the return on equity incentive provided for independent transmission companies in excess of the cost of equity;

•         Rate certainty of the Attachment O revenue mechanism and the ability to increase rates;

•         FERC’s approval to allow ITC to have a capital structure more heavily weighted to equity than DTE Energy’s capital structure; and

•         The ability of ITC to make capital investments in the transmission system in excess of historical DTE Energy investments and therefore grow the rate base.

In accordance with SFAS 141 and Statement of Financial Accounting Standards 142 — Goodwill and Other Intangible Assets (“SFAS 142”), an exhaustive effort was undertaken to identify all intangible assets acquired.  No intangibles other than goodwill and Regulatory asset — acquisition adjustment were identified and recorded as a result of that process.  The process involved studying the acquired business by gathering and analyzing data such as:

•         Similar transactions in the same industry;

•         Documents related to the transaction;

•         Insight from various individuals within various functional areas of the company (information technology, regulatory, financial, engineering, operations);

•         Existing contracts; and

•         Company records.

No additional intangible assets meeting the separability or contractual-legal requirement of SFAS 141 were identified.

The Company amortizes goodwill for federal income tax in accordance with the provisions of Section 197 of the Internal Revenue Code.

Note 5. Regulatory Matters, page F-23

34.                               If any portion of your regulatory asset balance includes amounts on which you do not earn a current return, disclose the nature and amount of each asset and its remaining recovery period.  We believe the best practices approach regarding regulatory assets is to affirmatively indicate whether a particular regulatory asset is earning a rate of return and the anticipated recovery period.  Refer to the requirements of paragraph 20 of SFAS 71.

The Company notes that the amount recorded in “Other regulatory assets” is a deferred expense item for which the Company does not earn a current return.  In response to the Staff’s comment, the Company has revised the disclosure on page F-23 of the Registration Statement to indicate that the Company does not earn a return on the “Other regulatory assets” and also to disclose that amounts are amortized on a straight-line basis through February 28, 2009.  The disclosure on page F-23 of the Registration Statement has been updated to indicate that the Regulatory asset — acquisition adjustment is earning a return over its amortization period.

Note 9. Income Taxes, page F-29

35.                               Please explain supplementally why the change in your net deferred tax assets between 2003 and 2004 does not agree to your 2004 deferred income tax provision.

The Company respectfully informs the Staff that the change in net deferred tax assets between fiscal year 2003 and fiscal year 2004 does not agree to the Company’s 2004 deferred income tax provision as a result of tax deductions for stock compensation that exceeded the total financial reporting expense recorded for such stock compensation.  Paragraph 44 of Statement of Financial Accounting Standards 123 — Share-Based Payment states if a deduction reported on a tax return for a stock based award exceeds the cumulative compensation cost for financial reporting, the tax benefit for that deduction shall be recognized as additional paid-in-capital.  The total tax benefit of tax deductions for fiscal year 2004 that exceeded cost for financial reporting was $234,000 ($668,000 on a pre-tax basis).  These deductions increased the tax loss carry-forward component of the Company’s net deferred tax assets by $234,000 and increased paid-in capital by $234,000, with no corresponding amount in the deferred income tax provision.

Note 11. Retirement Benefits and Assets Held in Trust, page F-30

36.                               Please explain to us how you calculate the market related value of plan assets as that term is defined in SFAS 87.  Since there is an alternative to how you can calculate this item, and it has a direct effect on pension expense, we believe you should disclose how you determine this amount.

In response to the Staff’s comment, the Company notes that, in accordance with Statement of Financial Accounting Standards 87 — Employers’ Accounting for Pensions, the expected return on plan assets component of net pension cost was determined based on the expected long-term rate of return on plan assets and the fair value of plan assets.  The Company has revised page F-30 of the Registration Statement accordingly.

Note 15. Jointly Owned Utility Plant/Coordinated Services, page F-37

37.                               Please revise your disclosure to include a table showing separately for each interest in a jointly owned plant the amount of utility plant in service, the accumulated provision for depreciation, the amount of plant under construction, and the proportionate share.  See SAB Topic 10:C.

In response to the Staff’s comment, the Company has added disclosure on page F-37 of the Registration Statement to show the amount of utility plant in service and the Company’s proportionate ownership percentage for the Company’s jointly owned plant with the Michigan Public Power Agency.  The Company’s accumulated provision for depreciation is not available, given that the Company depreciates its assets on a group basis and not on an individual basis in accordance with FERC accounting requirements.  There were no amounts of plant under construction at December 31, 2004 and the Company notes that it has no other jointly-owned plants.

Note 16. Commitments and Contingencies

Put Agreement, page F-40

38.                               We note your statement that “The fair value of this liability at inception and as of December 31, 2004 was not material.”  Please tell us supplementally how you determined the fair value of this guarantee.  We also note that upon the occurrence of certain events, you would be assigned the note and pledge.  We assume that default by the management stockholders would qualify as such an event.  If default occurs, please tell us whether you have recourse against the stockholders or merely the collateral.  Additionally, describe the other types of events that would result in the assignment of the note to you.  We may have further comment.

The Company wishes to inform the Staff that the fair value of the liability related to guarantees on management stockholder loans was determined to be immaterial for the following reasons.  First, the Company found there was a low probability of a default by a management stockholder assuming the stock price did not decline.  It was likely, instead, that other employees or current investors would acquire stock from a potentially defaulting stockholder.

Second, the Company found it unlikely that the value of its stock would decline.  ITC, which is the Company’s only source and use of cash, has relatively certain cash flows because its rates are calculated under the Attachment O rate mechanism.  Attachment O is in effect at least through January 31, 2008.  Moreover, while ITC’s rate of return on the equity portion of its capital structure could change, current industry standards range from 10% to 14%.  The Company further found that the only foreseeable and potential risks that the value of its stock could decline involved investments in non-regulated businesses or imprudent spending decisions.  Management believed the probability of either scenario was remote.  The Company identified no scenario under which there was at least a 5% probability that the value of its stock would decline.

Based on that analysis, management believed the value of the liability was within a range of 0% to 5% of the value of each management stockholder loan, or between zero and $100,000

(5% of 2,000,000).  Management decided neither to further refine its estimate of the liability, which was deemed immaterial, nor record a liability for the value of the guarantee.  However, management decided to meet the disclosure requirements of Financial Accounting Standards Board Interpretation No. 45 — Guarantor’s Accounting and Disclosure requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.  No events subsequent to management’s estimates used in valuing the put agreement would lead the Company to believe there now is a material liability associated with the put agreements.

Events that cause an assignment of a note and pledge are a default, termination, demotion, resignation, death, incompetency or disability of a management stockholder; or the Company becoming an “issuer” under Section 2(a)(7) of the Sarbanes-Oxley Act of 2002 (this last event was deleted in March 2005 prior to the first filing of the Registration Statement).  For a default, the Company would have recourse against the management stockholder and the collateral, including dividends and other proceeds resulting from the collateral.

*              *              *              *

                We acknowledge your references to Rules 460 and 461 regarding requesting acceleration of a registration statement and will endeavor to provide for adequate time after the filing of any amendment for further review before submitting a request for acceleration and to provide any acceleration request at least two business days in advance of the requested effective date.

Please call me (212-455-3080) or Kirsten Davis (212-455-2911) of my firm if you wish to discuss our responses to the comment letter.

Sincerely,

/s/ Risë B. Norman

Risë B. Norman

Enclosures

cc:	Securities and Exchange Commission
David Mittleman
Matthew Benson

James Allegretto
Sarah Goldberg
ITC Holdings Corp.
Joseph L. Welch